UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2013 (December 31, 2012)

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2012, Avis Budget Group, Inc., a Delaware corporation (“Avis”), Millennium Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Avis (“Merger Sub”), and Zipcar, Inc., a Delaware corporation (“Zipcar”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Avis has agreed to acquire all of the outstanding shares of Zipcar for $12.25 per share in cash, without interest, and pursuant to which Merger Sub will be merged with and into Zipcar with Zipcar continuing as the surviving corporation and a wholly-owned subsidiary of Avis (the “Merger”).

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result thereof, each share of common stock, par value $0.001 per share, of Zipcar (“Zipcar Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than Zipcar Common Stock owned by Avis, Merger Sub or any of their respective subsidiaries, or by Zipcar or any subsidiary of Zipcar, which will be canceled without payment of any consideration, and Zipcar Common Stock for which appraisal rights have been validly exercised and not withdrawn) will be converted into the right to receive $12.25 in cash, without interest (the “Merger Consideration”). Each outstanding option to purchase Zipcar Common Stock (each, an “Option”) shall be accelerated, become fully vested and be cancelled prior to the Effective Time, and each holder of an Option shall be entitled to receive, in cash, the amount by which the Merger Consideration exceeds the exercise price of such Option multiplied by the number of shares of Zipcar Common Stock subject to such Option. Each outstanding warrant to purchase or otherwise acquire Zipcar Common Stock (each, a “Warrant”) shall be accelerated, become fully vested and be cancelled at the Effective Time, and each holder of a Warrant shall be entitled to receive, in cash, the amount by which the Merger Consideration exceeds the exercise price of such Warrant multiplied by the number of shares of Zipcar Common Stock subject to such Warrant. Each restricted share of Zipcar Common Stock (each, a “Zipcar Restricted Share”) shall become fully vested at the Effective Time and shall be converted into the right to receive the Merger Consideration.

Avis and Zipcar have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that: (i) Zipcar will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) Zipcar will not engage in certain kinds of transactions during such period without the consent of Avis, (iii) Zipcar will cause a meeting of the Zipcar stockholders to be held to consider adoption of the Merger Agreement, and (iv) subject to certain customary exceptions, the Board of Directors of Zipcar (the “Zipcar Board”) will recommend adoption of the Merger Agreement by its stockholders. Zipcar has also made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions designed to allow the Zipcar Board to fulfill its fiduciary duties to stockholders of Zipcar, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including (i) adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Zipcar Common Stock (the “Stockholder Approval”), (ii) the absence of any law or order prohibiting the consummation of the Merger, (iii) expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any other applicable domestic or foreign antitrust or competition laws or regulations, and (iv) the absence of a material adverse effect with respect to Zipcar. The consummation of the Merger is not subject to a financing condition.

The Merger Agreement contains certain termination rights for both Avis and Zipcar, and further provides that, upon termination of the Merger Agreement in certain circumstances, including if the Merger Agreement is terminated by Avis in the event the Zipcar Board effects a Change of Company Board Recommendation or an Intervening Event Change of Recommendation (each as defined in the Merger Agreement), Zipcar would be required to pay Avis a termination fee of $16,807,250.

In connection with the parties’ entry into the Merger Agreement, the directors, executive officers and three holders of greater than 5% of the issued and outstanding shares of Zipcar Common Stock (the “Voting Parties”) have entered into separate voting agreements (the “Voting Agreements”) with Avis covering shares of Zipcar Common Stock legally or beneficially owned by the Voting Parties (the “Voting Party Shares”), which represent, in the aggregate, approximately 32% of Zipcar’s outstanding shares. Under the Voting Agreements, each Voting Party has agreed to vote his or her Voting Party Shares in favor of the Merger and against any Acquisition Proposal and certain other actions, proposals, transactions or agreements that could reasonably be expected to, among other things, result in a breach of any covenant, representation or warranty of Zipcar under the Merger Agreement or such Voting Party under the Voting Agreement or impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger. In addition, each of the Voting Parties has agreed not to make an Acquisition Proposal or initiate, solicit or engage in discussions with any other person regarding an Acquisition Proposal. Each Voting Party has further agreed to certain restrictions on the disposition of its Voting Party Shares, subject to the terms and conditions set forth in the Voting Agreements. The Voting Agreements provide that they will terminate upon the earlier of the effective time of (i) the Merger and (ii) any termination of the Merger Agreement in accordance with its terms.

The foregoing descriptions of the Merger, the Merger Agreement and the Voting Agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the full text of the Form of Voting Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Avis or Zipcar in Avis’ or Zipcar’s public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Avis or Zipcar. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

Item 7.01	Regulation FD Disclosure.

On January 2, 2013, Avis issued a press release announcing the transaction described in Item 1.01 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Also furnished herewith as Exhibit 99.2 and incorporated in this Item 7.01 by reference is a presentation by Avis to investors regarding the transactions contemplated by the Merger Agreement.

Forward-Looking Statements

Certain statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Avis or Zipcar to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “forecast” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are based upon then current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results, including all statements related to future results, future fleet costs, acquisition synergies and cost-saving initiatives are also forward-looking statements.

There can be no assurance that the proposed acquisition of Zipcar will occur as currently contemplated, or at all, or that the expected benefits from the transaction will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed acquisition of Zipcar include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the acquisition, including timing and receipt of regulatory approvals, timing and receipt of approval by the shareholders of Zipcar, the respective parties’ performance of their obligations under the merger agreement relating to the acquisition, the status of capital markets, including availability and cost of capital, and other factors affecting the execution of the transaction.

Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this report include, but are not limited to, Avis’ ability to promptly and effectively integrate the businesses of Avis Europe and Avis Budget, Avis’ ability to promptly and effectively integrate the businesses of Zipcar and Avis (if and when the acquisition of Zipcar is completed), any change in economic conditions generally, particularly during Avis’ or Zipcar’s peak season or in key market segments, the high level of competition in the vehicle rental industry, a change in fleet costs as a result of a change in the cost for new vehicles and/or the value of used vehicles, disruption in the supply of new vehicles, disposition of vehicles not covered by manufacturer repurchase programs, the financial condition of the manufacturers that supply Avis’ and Zipcar’s rental vehicles, which could impact their ability to perform their obligations under repurchase and/or guaranteed depreciation arrangements, any reduction in travel demand, including any reduction in airline passenger traffic, any occurrence or threat of terrorism, a significant increase in interest rates or borrowing costs, Avis’ and Zipcar’s ability to obtain financing for their operations, including the funding of their vehicle fleets via the asset-backed securities market, any changes to the cost or supply of fuel, any fluctuations related to the mark-to-market of derivatives which hedge exposure to exchange rates, interest rates and fuel costs, Avis’ and Zipcar’s ability to meet the financial and other covenants contained in the agreements governing their indebtedness, risks associated with litigation, regulation or governmental or regulatory inquiries or investigations involving Avis or Zipcar, and Avis’ and Zipcar’s ability to accurately estimate their future results and implement their strategies for cost savings and growth.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Avis’ Annual Report on Form 10-K for the year ended December 31, 2011 and Zipcar’s Annual Report on Form 10-K for the year ended December 31, 2011, included under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, Avis’ most recently filed Form 10-Q, and in other filings and furnishings made by Avis with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on Avis’ or Zipcar’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this report. Avis undertakes no obligation to publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Additional Information

In connection with the meeting of Zipcar shareholders to be held with respect to the proposed merger, Zipcar will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Zipcar with the SEC from the SEC’s website at http://www.sec.gov and from Zipcar by directing a request to Zipcar, Inc., 25 First Street, 4th Floor, Cambridge, MA 02141, Attention: Investor Relations.

Avis, Zipcar and their respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from Zipcar shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Avis directors and executive officers by reading Avis’ proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 17, 2012. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Zipcar directors and executive officers by reading Zipcar’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 12, 2012. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed merger when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of December 31, 2012, by and among Avis Budget Group, Inc., Millennium Acquisition Sub, Inc. and Zipcar, Inc.*

2.2	Form of Voting Agreement, dated as of December 31, 2012, by and between Avis Budget Group, Inc. and the directors, executive officers and certain stockholders of Zipcar, Inc.

99.1	Press Release, dated January 2, 2013.

99.2	Investor Presentation, dated January 2, 2013.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Avis Budget Group, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: January 2, 2013

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 31, 2012, by and among Avis Budget Group, Inc., Millennium Acquisition Sub, Inc. and Zipcar, Inc.*

2.2	Form of Voting Agreement, dated as of December 31, 2012, by and between Avis Budget Group, Inc. and the directors, executive officers and certain stockholders of Zipcar, Inc.

99.1	Press Release, dated January 2, 2013.

99.2	Investor Presentation, dated January 2, 2013.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Avis Budget Group, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.